UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2025

Klotho Neurosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41340	86-2727441
(Commission File Number)	(IRS Employer Identification No.)

13576 Walnut Street, Suite A
Omaha, NE 68144

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (833) 931-6330

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	KLTO	The Nasdaq Stock Market LLC
Warrants	KLTOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 10, 2025, Klotho Neurosciences, Inc. (the “Company”) amended its April 2022 Public Warrant (the “Amended Warrant”) to provide for a one-time, limited time repricing of the exercise price (the “Warrant Repricing”).

Pursuant to the Warrant Repricing, the terms of the Public Warrant were amended to reduce the exercise price of the Public Warrants to $1.35 during the time period commencing at 9:30 AM on June 10, 2025 Eastern Time until 4:00 PM on June 20, 2025 Eastern Time (the “Effective Date Range”). In the event that a Public Warrant is not exercised during the Effective Date Range, the exercise price reverts to the exercise price in effect prior to the Effective Date Range, which was $3.49.

Holders of Public Warrants who desire to exercise their Public Warrant should contact their stock broker.

The foregoing summary of the Amended Warrant does not purport to be complete and is subject to, and qualified in its entirety by, such document attached as Exhibit 4.1 to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The Company reported earlier that on June 5, 2025, the Company entered into a Stock Purchase Agreement for the purchaser of shares of the Company’s common stock for a total purchase price of $500,000. The earlier report misstated the number of shares purchased and should have to stated such number as 6,250,000.

The sale listed above was made in reliance upon the exemption from registration offered by Section 4(2) of the Securities Act of 1933 and based upon the pre-existing relationship between the Registrant and the purchaser, the Registrant had reasonable grounds to believe immediately prior to making an offer to such individual, and did in fact believe, that such individual (1) was purchasing for investment and not with a view to distribution, and (2) had such knowledge and experience in financial and business matters that he was capable of evaluating the merits and risks of his investment and was able to bear those risks. An appropriate restrictive legend is imprinted upon the certificates representing such shares, and stop-transfer instructions have been entered in the Registrant’s transfer records. All such sales were effected without the aid of underwriters, and no sales commissions were paid.

Item 9.01   Financial Statements and Exhibits.

Exhibits	Description
4.1	Amended Warrant Certificate
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10 , 2025	KLOTHO NEUROSCIENCES, INC.

	By:	/s/ Joseph Sinkule
	Name:	Joseph Sinkule
	Title:	Chief Executive Officer

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